UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 29, 2017

(Date of earliest event reported)

LABORATORY CORPORATION OF

AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215
(Address of principal executive offices)	(Zip Code)

336-229-1127

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Laboratory Corporation of America® Holdings (LabCorp®) (NYSE:LH), a leading global life sciences company, today announced that Gary Huff has been appointed Chief Executive Officer of LabCorp Diagnostics, effective immediately. Mr.Huff will be a member of the LabCorp executive committee and will report to David P. King, chairman and CEO of LabCorp.

On March 29, 2017, LabCorp issued a press release announcing Mr. Huff’s appointment. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated March 29, 2017 issued by Laboratory Corporation of America Holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS

Registrant

By:	/s/ F. Samuel Eberts III
F. Samuel Eberts III
Chief Legal Officer and Secretary

March 29, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 29, 2017 issued by Laboratory Corporation of America Holdings.